EXHIBIT 10.37

                                JOINDER AGREEMENT

         JOINDER AGREEMENT, dated as of January 18, 2006, among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation, the Guarantors (as defined in the Subsidiary Guaranty Agreement), and, together with the Company, the "Joinder Parties" in connection with the Credit Agreement, dated November 11, 2005 herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement").

         WHEREAS, Cross Country Healthcare, Inc. executed a Subsidiary Guaranty Agreement with Wachovia Bank, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of itself and the financial institutions (the "Lenders").

         WHEREAS, pursuant to the terms of the Subsidiary Guaranty Agreement,
Section 4.17 and Section 9.11 of the Credit Agreement, the Guarantor is required to add additional guarantors if created, acquired, or formed.

         WHEREAS, Cross Country Healthcare, Inc. has incorporated a new company called Clinforce, LLC., a Delaware limited liability company on December 19, 2005.

         WHEREAS, Cross Country Healthcare, Inc. has incorporated a company called Cross Country Education, LLC. a Delaware limited liability company on December 19, 2005.

         NOW, THEREFORE, the undersigned hereby agree for the benefit of the Administrative Agent and the Lenders, as follows:

         1. Each of the Joinder Parties hereby acknowledges that it has received and reviewed a copy of the Subsidiary Guaranty Agreement and all other documents in connection with entering into this Joinder Agreement and acknowledges and agrees, as indicated by its signature below, to (i) join and become a party to the Subsidiary Guaranty Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements attributable to it under the Subsidiary Guaranty Agreement as if made by, and with respect to, such signatory hereto; and (iii) perform all obligations and duties required of it pursuant to the Subsidiary Guaranty Agreement.

         2. Each of the Joinder Parties hereby represents and warrants its has all the requisite corporate or limited liability company power and authority to execute, deliver and perform its obligations under this Joinder and that when this Joinder is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a preceding in equity or at law) and an implied covenant of good faith and fair dealing.

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         3. This Joinder may be signed in one or more counterparts (which maybe delivered in original form or telecopier), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

         4. No amendment or waiver of any provision of this Joinder, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

         5. This Joinder shall be governed by and construed in accordance with, the laws of the state of New York. The Parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Joinder. Each Joinder Party agrees that any suit, action or proceeding against a Joinder Party brought by any lender or holder, arising out of or based upon this Joinder may be instituted in any state or U.S. federal court in the city of New York and county of New York and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement this
18th day of January, 2006.


                                    CLINFORCE, LLC., as Subsidiary
                                    Guarantor


                                    By: /s/ Emil Hensel
                                        ----------------------------
                                        Name: Emil Hensel
                                        Title: Vice President

                                    CROSS COUNTRY EDUCATION, LLC.,
                                    as Subsidiary Guarantor


                                    By: /s/ Emil Hensel
                                        ----------------------------
                                        Name: Emil Hensel
                                        Title: Vice President

                           [Signature Pages Continue]


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                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION as Administrative Agent


                                    By:  /s/ Richard L. Nelson
                                         ---------------------------
                                    Name:  Richard L. Nelson
                                    Title: Vice President